ITEM 5 - OTHER EVENTS

	Effective with the Board of Directors meeting of January 22, 1998, Robert Baer resigned as President and Lawrence Monahan was elected President of the Corporation. Robert Baer also resigned from the Board of Directors and Lawrence Monahan was elected to the Board of Directors.



                                 SIGNATURES
                                 ----------
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GAP INSTRUMENT CORP.



Dated:   23 January 1998                         By___________________
                                                    James Edwardson, CEO